SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): October 15, 2003

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 265-9200

Item 9. Regulation FD Disclosure
SIGNATURE
Exhibits Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure

     On October 15, 2003, CSK Auto Corporation (NYSE: CAO), the parent company of CSK Auto, Inc., issued a press release in the form attached hereto and furnished as Exhibit 99.1 announcing that the slides included in the Company’s current investor presentation package would be available on the Company’s website. The slide presentation is also attached hereto and furnished as Exhibit 99.2.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

	By:	/s/ DON W. WATSON

Don W. Watson Senior Vice President Chief Financial Officer

DATED: October 17, 2003

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Exhibits Index

99.1	Press release dated October 15, 2003
99.2	Slide Presentation

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